Exhibit 99.1

FOR IMMEDIATE RELEASE	WILLIAM G. KIESLING – SENIOR VICE PRESIDENT – GENERAL COUNSEL
January 20, 2020	610-729-3753
bill.kiesling@cssindustries.com

CSS INDUSTRIES ANNOUNCES ACQUISITION BY IG DESIGN GROUP PLC

PLYMOUTH MEETING, PA, January 20, 2020 - CSS Industries, Inc. (NYSE: CSS), a leading consumer products company serving the craft, gift and seasonal markets, today announces that it has entered into a merger agreement under which IG Design Group plc (“Design Group”), through a subsidiary, will acquire CSS for $9.40 per share in an all cash transaction valued at approximately $88 million. CSS’ Board of Directors, based on the recommendation of a special committee of independent directors formed by the Board to evaluate the transaction and potential alternatives, has unanimously approved the transaction, as has the Board of Directors of Design Group. Upon completion of the transaction, CSS will become part of Design Group’s Design Group Americas business.

Under the terms of the merger agreement, a subsidiary of Design Group will commence a cash tender offer to purchase all of the outstanding shares of CSS common stock for $9.40 per share. The closing of the tender offer is subject to customary closing conditions, including the tender of at least fifty-one percent (51%) of the outstanding shares of CSS common stock. The merger agreement contemplates that Design Group, through its subsidiary, will acquire any shares of CSS that are not tendered into the offer through a second-step merger, which will be completed as soon as practicable following the closing of the tender offer. It is expected that the transaction will close during CSS’ current fiscal quarter ending March 31, 2020, subject to customary closing conditions.

“We are delighted to announce this transaction with Design Group,” said Rebecca Matthias, Chair of CSS’ Board of Directors. “Our Board has continuously focused on evaluating opportunities to enhance stockholder value, and following a strategic review that included a thoughtful internal process and expert external advice, we concluded that this transaction with Design Group delivers a compelling price, with value certainty, to our stockholders, while at the same time offering our business an exciting path forward with a company that shares our focus on providing product design, innovation and value to our customers and consumers.”

Paul Fineman, Design Group’s Chief Executive Officer, said: “As well as doubling the scale of our US business, the combination of CSS and Design Group further strengthens our position as the global leader in consumer gift packaging and establishes us as a major supplier to the creative craft market. The acquisition significantly enhances the portfolio of products, brands and services that we offer to our global customer base of ‘winning’ retailers, as well as providing access to many new channels and markets. Through leveraging CSS’ quality customer base, manufacturing capability and recognized brand portfolio, together with the strength of our existing business in the US, this transaction delivers substantial opportunities for synergies across the Group and further accelerates the Group’s positive momentum. We are delighted to have once again identified a compelling opportunity that meets our clear criteria, whilst maintaining prudent levels of average leverage. This acquisition is not only earnings enhancing, it also provides us with tremendous prospects to create further value for our shareholders.”

“We have known Paul and his team for many years, and we believe that there is a strong cultural fit between the two organizations,” commented Christopher J. Munyan, CSS’ President and Chief Executive Officer. “CSS’ vision, values and culture are closely aligned with those of Design Group, including their focus on expanding into complementary categories and growth through acquisition.”

Guggenheim Securities, LLC is acting as financial advisor to CSS; Morgan, Lewis and Bockius LLP is serving as CSS’ legal advisor; and Pepper Hamilton LLP is serving as special counsel to the special committee of the CSS Board. Canaccord Genuity Limited is acting as financial advisor to Design Group and Seyfarth Shaw is serving as Design Group’s US legal advisor.

About CSS Industries, Inc.

CSS is a creative consumer products company, focused on the craft, gift and seasonal categories. For these design-driven categories, we engage in the creative development, manufacture, procurement, distribution and sale of our products with an omni-channel approach focused primarily on mass market retailers. Our core products within the craft category include sewing patterns, ribbons, trims, buttons, needle arts and kids’ crafts. For the gift category, our core products are designed to celebrate certain life events or special occasions, with a focus on packaging items, such as ribbons, bows, bags and wrap, as well as stationery, baby gift items, and party and entertaining products. For the seasonal category, we focus on holiday gift packaging items including ribbons, bows, bags, tags and gift card holders, in addition to specific holiday-themed decorations and activities, including Easter egg dyes and Valentine’s Day classroom exchange cards. In keeping with our corporate mission, all of our products are designed to help make life memorable.

About IG Design Group plc

IG Design Group plc, the largest consumer gift packaging business in the world, is a designer, innovator and manufacturer of products that help people celebrate life's special occasions. Design Group works with more than 11,000 customers in over 80 countries throughout the UK, Europe, Australia and the USA. Its products are found in over 210,000 retail outlets, including several of the world's biggest retailers, for example Walmart, Tesco, Amazon, Carrefour and Aldi. Its brand, Tom Smith, also holds the Royal Warrant for the supply of Christmas crackers and Christmas wrapping paper to the Royal family. Design Group is a diverse business operating across multiple regions, categories, seasons and brands. Its four major product categories are: Celebrations, Stationery and Creative Play, Gifting, and ‘Not-for-resale’ consumables. It offers customers a full end-to-end service from design through to distribution, offering both branded and bespoke products from the value-focused through to the higher-margin ends of the market. The acquisition of Impact Innovations Inc. has significantly increased the scale of the Group and added to the Celebrations category with seasonal home décor product range providing a further opportunity for growth. The Company was admitted to the Alternative Investment Market of the London Stock Exchange in 1995 under the name 'International Greetings plc' and rebranded to IG Design Group plc in 2016. For further information please visit www.thedesigngroup.com

Forward-looking Statements

Any statements contained in this report that do not describe historical facts, including estimates and other statements regarding matters that are to occur in the future, as well as statements regarding future operations, are neither promises nor guarantees and may constitute “forward-looking statements” as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. Any such forward-looking statements contained herein are based on current assumptions, estimates and expectations, but are subject to a number of known and unknown risks and significant business, economic and competitive uncertainties that may cause actual results to differ materially from expectations. Forward-looking statements in this document may include, but are not limited to, uncertainties as to how many CSS stockholders will tender their shares of CSS common stock in the tender offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived; the risk that the merger agreement with Design Group may be terminated in circumstances requiring CSS to pay Design Group a termination fee; risks related to obtaining the requisite consents to the transaction; the possibility that the transaction may not be timely completed, if at all; and that, prior to the completion of the transaction, if at all, CSS’ business may experience significant disruptions due to transaction-related uncertainty. Such forward-looking statements are based upon CSS’ current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. Because such statements include risks, uncertainties and contingencies, actual events may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. Other potential risk factors include the risks and other risk factors detailed in various publicly available documents filed by CSS from time to time with the Securities and Exchange Commission (SEC), which are available at www.sec.gov, including but not limited to, such information appearing under the caption “Risk Factors” in CSS’ Annual Report on Form 10-K filed with the SEC on May 31, 2019. Any forward-looking statements should be considered in light of those risk factors. CSS cautions readers not to rely on any such forward-looking statements, which speak only as of the date they are made. CSS disclaims any intent or obligation to publicly update or revise any such forward-looking statements to reflect any change in Company expectations or future events, conditions or circumstances on which any such forward-looking statements may be based, or that may affect the likelihood that actual results may differ from those set forth in such forward-looking statements.

Additional Information

The tender offer described in this communication has not yet commenced. This communication is provided for informational purposes only and does not constitute an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of CSS common stock will be made pursuant to an offer to purchase and related materials that Design Group intends to file with the Securities and Exchange Commission. At the time the offer is commenced, Design Group will file a tender offer statement on Schedule TO with the Securities and Exchange Commission, and thereafter CSS will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the offer. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement will contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. These materials will be sent free of charge to all stockholders of CSS when available. Additionally, CSS and Design Group will file other relevant materials in connection with the proposed acquisition of CSS by Design Group pursuant to the terms of the merger agreement. All of these materials (and all other materials filed by CSS with the Securities and Exchange Commission) will be available at no charge from the Securities and Exchange Commission through its website at www.sec.gov. Free copies of the offer to purchase, the related letter of transmittal and certain other offering documents will be made available by Design Group and, when available, may be obtained for free by directing a request to the information agent for the tender offer, which will be identified no later than when the offer to purchase is filed. Security holders may also obtain free copies of the documents filed with the Securities and Exchange Commission by CSS at CSS’ website at http:/www.cssindustries.com/investor-relations or by contacting CSS at (610)-729-3753.

INVESTORS AND STOCKHOLDERS OF CSS ARE ADVISED TO READ THE SCHEDULE TO AND THE SCHEDULE 14D-9, INCLUDING ALL EXHIBITS THERETO, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WHEN THEY BECOME AVAILABLE BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER OR MERGER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.